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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): MARCH 22, 2001

                           FIRST COASTAL CORPORATION
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


       DELAWARE                        0-14087                  06-1177661
----------------------------           -------                  ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
 of incorporation)                                          Identification No.)

               1200 CONGRESS STREET, PORTLAND, MAINE 04102-2129
               ------------------------------------------------
                   (Address of principal executive offices)


       Registrants telephone number, including area code: (207) 774-5000


                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.
         ------------

     On March 22, 2001, First Coastal Corporation (the "Company") announced that its 2001 annual meeting of stockholders will be held on May 15, 2001 at 10:00 a.m. at the DoubleTree Hotel, 1230 Congress Street, Portland, Maine.

     The Company's press release is attached to this Current Report on Form 8-K as Exhibit 99(a) and is hereby incorporated by reference herein and made a part hereof.


ITEM 7.  Financial Statement and Exhibits.
         --------------------------------

 (a)     Not applicable.
 (b)     Not applicable.
 (c)     Exhibits
         99(a). Press release of the Company and the Bank, dated March 22, 2001.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST COASTAL CORPORATION



Date: March 23, 2001                By:  /s/ Gregory T. Caswell
                                         ----------------------
                                         Gregory T. Caswell
                                         President and Chief Executive Officer

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